Camelot Premium Return Fund

Class A: CPRFX Class C: CPRCX

Camelot Excalibur Small Cap Income Fund

Class A: CEXAX Class C: CEXCX

PROSPECTUS

FEBRUARY 1, 2015

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – CAMELOT PREMIUM RETURN FUND	1
FUND SUMMARY – CAMELOT EXCALIBUR SMALL CAP INCOME FUND	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
HOW TO BUY SHARES	15
HOW TO REDEEM SHARES	22
DISTRIBUTION PLANS	24
DIVIDENDS, DISTRIBUTIONS AND TAXES	25
MANAGEMENT OF THE FUND	26
FINANCIAL HIGHLIGHTS	28
FOR MORE INFORMATION	34

FUND SUMMARY – CAMELOT PREMIUM RETURN FUND

Investment Objective: The objective of the Camelot Premium Return Fund (the “Fund” or “Premium Return Fund”) is to achieve a consistent high rate of gains and total return with lower volatility than common stocks.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 15 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 42 and Waiver of Up-Front Sales Charge on Class A Shares on page 43.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses[1]	0.50%	0.50%
Total Annual Fund Operating Expenses	2.25%	3.00%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$790	$303
3	$1,238	$927
5	$1,711	$1,577
10	$3,011	$3,318
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2014 was 21%.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives primarily through equity-based option writing strategies including puts and covered calls. The premium the Fund receives from writing options generates gains for the Fund. The Fund may also invest in dividend-paying or non-dividend-paying equity securities (including common stocks, preferred stocks and real estate investment trusts (“REITS”)) of companies with market capitalizations of at least $1 billion. Consistent with the Fund’s objective, the Advisor focuses on: (i) generating and distributing a consistent stream of cash flows, (ii) total return and (iii) reduced volatility.

As part of its investment strategy, the Fund writes puts where the Fund sells put options on equity securities. Typically, the Fund will write 3-6 month put options on 25-50 stocks that the Advisor believes present strong total-return potential. The Fund will write put options on stocks that have consistent high quality earnings and cash flow that the Advisor believes are undervalued. If a put option is exercised, requiring the Fund to purchase the stock for its portfolio, the Fund may hold the stock for capital appreciation potential, hold the stock and write covered call options on it, sell the stock and write new put options or sell the stock. If the Advisor believes the stock is significantly undervalued, the Fund may just hold the stock. If the Advisor believes the stock is moderately undervalued, the Fund may hold the stock and write call options on it. If the Advisor believes the stock is at or above fair value, the Fund may sell the stock.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Smaller Capitalization Stock Risk.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall
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  more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
  Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Stock Market Value Risk. Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Real Estate Investment Trust Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
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Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 855-226-3863 and on the Fund’s website at www.CamelotFunds.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.21% (quarter ended March 31, 2012), and the lowest return for a quarter was (16.73%) (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended, December 31, 2014)

	1 Year	Since inception (12/27/2010)
Class A
Return Before Taxes	0.40%	7.44%
Return After Taxes on Distributions	(2.22)%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	4.77%
Class C
Return Before Taxes	4.80%	8.12%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.52%
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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Camelot Funds, LLC, is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Darren Munn, Chief Investment Officer and Chairman of the Advisor, and Sarah Berndt, Portfolio Manager and Chief Investment Strategist of the Advisor, serve as the Fund's Portfolio Managers. Mr. Munn and Ms. Berndt are jointly and primarily responsible for the day-to-day management of the Fund. They have served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY – CAMELOT EXCALIBUR SMALL CAP INCOME FUND

Investment Objective: The investment objective of the Camelot Excalibur Small Cap Income Fund (the “Fund” or “Small Cap Income Fund”) is to provide you with a consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 15 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 42 and Waiver of Up-Front Sales Charge on Class A Shares on page 43.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	4.59%	4.59%
Acquired Fund Fees and Expenses[1]	0.26%	0.26%
Total Annual Fund Operating Expenses	6.10%	6.85%
Fee Waiver and/or Expense Reimbursement[2]	(4.09)%	(4.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.76%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.50% through January 31, 2016. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$767	$279
3	$1,939	$1,654
5	$3,084	$2,978
10	$5,840	$6,081

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund from December 31, 2013 (the commencement of operations of the Fund) to the fiscal year ended September 30, 2014 was 5%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the common and preferred stocks of domestic and foreign, including emerging market, small capitalization companies that are traded on a U.S. exchange, writing put options on such stocks, and writing covered call options on stocks held in its portfolio.  The Fund writes (sells) puts and covered calls in an attempt to generate increased income, reduce the volatility of the Fund and to enter and exit stock positions. The Fund will invest some or all of the amounts segregated to cover the put options written in cash equivalents and/or short-term bonds to generate additional income. The Fund receives a premium from the purchaser of the call, which generates income for the Fund and may reduce the volatility of the Fund because the premium will reduce any losses on the underlying securities, but only by the amount of the premium.

Typically, the Fund will (i) hold the preferred or common stocks of approximately 25-100 small capitalization companies (defined by the Fund’s advisor, Camelot Portfolios, LLC (the “Advisor”) as companies with market capitalizations under $4 billion) that are currently paying dividends or have the potential to pay dividend in the future, (ii) write put options on small capitalization companies and (iii) write call options on the stock held in its portfolio. Under normal market conditions, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in the small capitalization investments. Small capitalization investments include common and preferred stock, and covered call and put options written on the stock of domestic and foreign, including emerging market, small capitalization companies.

The Fund relies on the analysis and professional judgment of the Advisor. The Advisor will select companies for investment by the Fund that it believes to be attractively valued and are a strong long-term total return investment opportunity for the Fund. This philosophy is based on a fundamental analysis of the companies in which the Fund invests and focuses on current and potential future cash flow generation of the company. The Advisor may sell an investment when it determines that the price of a stock is greater than its value or when it identifies better investment opportunities for the Fund.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.
  Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.
  Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
  Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates
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  fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Smaller Capitalization Stock Risk.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
  Stock Market Value Risk. Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 855-226-3863 and on the Fund’s website at www.CamelotFunds.com.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 2.28% (quarter ended June 30, 2014), and the lowest return for a quarter was (7.64%) (quarter ended September 30, 2014).

Average Annual Total Returns

(for the periods ended December 31, 2014)

Class A	1 Year	Since inception (12/31/13)
Return Before Taxes	(12.37)%	(12.37)%
Return After Taxes on Distributions	(13.30)%	(13.30)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.97)%	(6.97)%
Class C
Return Before Taxes	(12.06)%	(12.06)%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	4.89%	4.89%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Camelot Funds, LLC, is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Darren Munn, Chief Investment Officer and Chairman of the Advisor, serves as the Fund's Portfolio Manager. Mr. Munn is primarily responsible for the day-to-day management of the Fund. He has served the Fund in this capacity since the Fund commenced operations in 2013.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary

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and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Fund	Investment Objective
Premium Return Fund	The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks.
Small Cap Income Fund	The Fund’s investment objective is to provide you with a consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective or the Small Cap Income Fund’s policy to invest at least 80% of its net assets, including borrowings for investment purposes, in small capitalization investments, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

Premium Return Fund

The Fund seeks to achieve its investment objectives primarily through equity-based option writing strategies including puts and covered calls. The premium the Fund receives from writing options generates gains for the Fund. The Fund may also invest in dividend-paying and non-dividend-paying equity securities (including common stocks, preferred stocks and real estate investment trusts (“REITS”)) of companies with market capitalizations of at least $1 billion. Consistent with the Fund’s objective, the Adviser focuses on: (i) generating and distributing a consistent stream of cash flows, (ii) total return and (iii) reduced volatility.

As part of its investment strategy, the Fund writes puts where the Fund sells put options on equity securities. Typically, the Fund will write 3-6 month put options on 25-50 stocks that the Advisor believes present strong total-return potential. The Fund will write put options on stocks that have consistent high quality earnings and cash flow that the Advisor believes are undervalued. The strike prices will typically be at the money to 10% out of the money, although the Fund may also write some options that are slightly in the money to generate higher premium and seek greater total return. If a put option is exercised, requiring the Fund to purchase the stock for its portfolio, the Fund may hold the stock for capital appreciation potential, hold the stock and write covered call options on it, sell the stock and write new put options or sell the stock. The Advisor analyzes each stock to determine its opinion of the stocks fair market value based

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primarily on discounted cash flow analysis. If the Advisor believes the stock is significantly undervalued, the Fund may just hold the stock. If the Advisor believes the stock is moderately undervalued, the Fund may hold the stock and write call options on it. If the Advisor believes the stock is at or above fair value, the Fund may sell the stock.

Small Cap Income Fund

The Fund seeks to achieve its investment objective by investing primarily in the common and preferred stocks of domestic and foreign, including emerging market, small capitalization companies that are traded on a U.S. exchange, writing put options on such stocks, and writing covered call options on stocks held in its portfolio.  The Fund writes (sells) puts and covered calls in an attempt to generate increased income, reduce the volatility of the Fund and to enter and exit stock positions. The Fund will invest some or all of the amounts segregated to cover the put options written in cash equivalents and/or short-term bonds to generate additional income. The Fund receives a premium from the purchaser of the call, which generates income for the Fund and may reduce the volatility of the Fund because the premium will reduce any losses on the underlying securities, but only by the amount of the premium.

Typically, the Fund will (i) hold the preferred or common stocks of approximately 25-100 small capitalization companies (defined by the Fund’s advisor, Camelot Portfolios, LLC (the “Advisor”) as companies with market capitalizations under $4 billion) that are currently paying dividends or have the potential to pay dividend in the future, (ii) write put options on small capitalization companies and (iii) write call options on the stock held in its portfolio. Under normal market conditions, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in the small capitalization investments. Small capitalization investments include common and preferred stock, and covered call and put options written on the stock of domestic and foreign, including emerging market, small capitalization companies.

The Fund relies on the analysis and professional judgment of the Advisor. The Advisor will select companies for investment by the Fund that it believes to be attractively valued and are a strong long-term total return investment opportunity for the Fund. This philosophy is based on a fundamental analysis of the companies in which the Fund invests and focuses on current and potential future cash flow generation of the company. The Advisor may sell an investment when it determines that the price of a stock is greater than its value or when it identifies better investment opportunities for the Fund.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents,

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U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its goal. Each Fund’s returns will vary and you could lose money on your investment in the Fund. Also, an investment in a Fund is not a complete investment program. Below are some specific risks of investing in the Fund.

The following summarizes the principal risks of each Fund unless indicated otherwise.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of the Prospectus.

  Emerging Market Risk (Small Cap Income Fund Only). The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
  Foreign Investment Risk (Small Cap Income Fund Only). To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets,
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  resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in domestic securities.

  Limited History of Operations Risk (Small Cap Income Fund Only). The Fund has a limited history of operations for investors to evaluate.
  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Non-diversification Risk. (Small Cap Income Fund Only) The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
  Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
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  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
  Stock Market Value Risk. Stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap or industry).
  Real Estate Investment Trust Risk (Premium Return Fund Only). The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and

Portfolio Holdings Disclosure Policies

A description of each Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.CamelotFunds.com.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

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Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the applicable Fund

Multiple Classes

Each Fund offers both Class A and Class C shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares. The up-front Class A sales charge and the commissions paid to dealers are described in the table below. In addition to compensating your broker-dealer, the retained commissions may be used to compensate other broker-dealers (referred to as “wholesalers”) that introduced your broker-dealer to the Fund or otherwise participated in the sales process.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
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$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

The Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediate family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts ("IRAs"), provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative

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cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s distributor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling 855-226-3863. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information

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about Class A sales charges and breakpoints is available on the Funds’ website at www.CamelotFunds.com.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 855-226-3863 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Camelot Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

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If you choose to pay by wire, you must call the Funds’ transfer agent, at 855-226-3863 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but they may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A and C shares of the Funds is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. A Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at 855-226-3863.

Additional Investments

The minimum subsequent investment in each Fund is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide

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the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 855-226-3863 or by writing to the appropriate Fund at:

Camelot Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If the Funds becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market

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timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in proper form, should be mailed to the appropriate Fund at:

Camelot Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 855-226-3863 if you have questions. At the discretion of a Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 855-226-3863. You must first complete the Optional Telephone Redemption

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and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

The Funds use a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

Each Fund reserves the right to modify, waive or eliminate the CDSC or redemption fee at any time. If there is a material change to a Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the redemption fee and CDSC and the conditions for waiving these fees.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 855-226-3863. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An

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involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Camelot. For example, you can exchange Class A shares of the Small Cap Income Fund for Class A shares of the Premium Return Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. Each Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act (each a “Plan”) that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under each Fund’s Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares for shareholder services and distribution related expenses (“Class A 12b-1 Fee”). Each Fund is currently incurring a Class A 12b-1 fee of up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board of Trustees and upon notice to shareholders, a Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

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Class C Shares

Under each Fund’s Plan related to the Class C Shares, the Fund may incur an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares for shareholder services and distribution related expenses. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. Each Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Funds may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

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The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Camelot Funds, LLC (the “Advisor”), an Ohio limited liability company located at 1700 Woodlands Drive, Maumee, Ohio, serves as advisor to the Funds. The Advisor was formed in December, 2013. Management of the Funds is the Advisor’s primary business. Under the terms of the management agreement, the Advisor is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Managers of the Funds

Darren Munn and Sarah Berndt are jointly and primarily responsible for the day-to-day management of the Premium Return Fund’s portfolio and Darren Munn is primarily responsible for the day-to-day management of the Small Cap Income Fund’s portfolio.

Darren Munn

Darren Munn, CFA, is the Chief Investment Officer and Chairman the Advisor. He has held these positions since co-founding the firm in January 2008. Mr. Munn has been a portfolio manager primarily responsible for the day-to-day management of each Fund since each Fund’s inception. Mr. Munn has been Chief Executive Officer and Chief Investment Officer of Munn Wealth Management, LLC since 2002. Mr. Munn graduated Summa Cum Laude from the University of Toledo earning a Bachelor of Business Administration, with a major in Finance and minor in Business Law. Mr. Munn earned the Chartered Financial Analyst (CFA) designation in 2002.

Sarah Berndt

Ms. Sarah Berndt has been Chief Investment Strategist of the Advisor since December 2009. Ms. Berndt has been a portfolio manager primarily responsible for the day-to-day management of the Premium Return Fund since its inception. From 2005 to 2009 Ms. Berndt served as Chief Investment Officer for Private Wealth Consultants, a boutique management firm. Ms. Berndt graduated Summa Cum Laude from Lourdes College in 1996 with a Bachelor of Arts degree in business management. Ms. Berndt began her career in the Investment Management Industry in 1977 and has over 30 years investment management experience. Ms. Berndt spent over 15 years

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in the Trust and Investment area of one of Ohio’s large regional banks and managing the team of portfolio managers for 7 of those years.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of shares of the Funds.

Advisory Fees

The Advisor is entitled to receive a fee equal to 1.00% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.50% through January 31, 2016. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits. The Advisor (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. For the fiscal year ended September 30, 2014, the Advisor received advisory fees, after waivers, equal to 0.67% of the Premium Return Fund’s average net assets. For the fiscal year ended September 30, 2014, the Advisor received advisory fees, after waivers, equal to 0% of the Small Cap Fund’s average net assets. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor on behalf of each Fund is available in the Funds’ annual report to shareholders for the period ending September 30, 2014.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the Premium Return Fund's and the Small Cap Fund’s financial performance since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended September 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Premium Return Fund's and the Small Cap Fund’s financial statements, is included in the annual report, which is available upon request.

Camelot Premium Return Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	(1)
Net asset value, beginning of period	$10.61	$10.08	$8.46	$10.00
Activity from investment operations:
Net investment income	0.20 (6)	0.23 (6)	0.19 (6)	0.02
Net realized and unrealized gain (loss) on investments	1.26	1.01	2.12	(1.24)
Total from investment operations	1.46	1.24	2.31	(1.22)

Less distributions from:
Net investment income	(0.21)	(0.16)	(0.17)	—
Net realized gains	(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.86)	(0.71)	(0.69)	(0.32)
Net asset value, end of period	$11.21	$10.61	$10.08	$8.46
Total return (2)	14.22%	12.78%	28.02%	(12.51	)% (5)(7)
Net assets, at end of period (000s)	$53,303	$31,970	$20,353	$10,985

Ratio of gross expenses to average net assets (3)(8)(9)	1.75%	1.78%	2.03%	2.40	% (4)
Ratio of net expenses to average net assets (8)(9)	1.75%	1.75%	1.77%	1.78	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	2.12%	2.26%	1.97%	0.20	% (4)
Portfolio Turnover Rate	21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.
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(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Camelot Premium Return Fund

 Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Net asset value, beginning of period	$10.58	$10.07	$8.42	$10.00
Activity from investment operations:
Net investment income	0.12 (6)	0.17 (6)	0.09 (6)	0.01
Net realized and unrealized gain (loss) on investments	1.25	0.99	2.15	(1.27)
Total from investment operations	1.37	1.16	2.24	(1.26)
Less distributions from:
Net investment income	(0.15)	(0.10)	(0.07)	—
Net realized gains	(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.80)	(0.65)	(0.59)	(0.32)
Net asset value, end of period	$11.15	$10.58	$10.07	$8.42
Total return (2)	13.36%	11.99%	27.15%	(12.91	)% (5)(7)
Net assets, at end of period (000s)	$1,023	$104	$28	$118

Ratio of gross expenses to average net assets (3)(8)(9)	2.50%	2.53%	2.78%	3.15	% (4)
Ratio of net expenses to average net assets (8)(9)	2.50%	2.50%	2.52%	2.53	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	1.37%	1.59%	0.93%	0.14	% (4)
Portfolio Turnover Rate	21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

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(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Camelot Excalibur Small Cap Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A

	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (6)	0.14
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.46)

Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.12)
Total distributions	(0.20)

Net asset value, end of period	$9.34
Total return (2)	(4.68	)% (5)
Net assets, at end of period (000s)	$8,918

Ratio of gross expenses to average net assets (3)(7)	5.84	% (4)
Ratio of net expenses to average net assets (7)	1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	2.26	% (4)
Portfolio Turnover Rate	5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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Camelot Excalibur Small Cap Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C

	For the
	Period Ended
	September 30, 2014	(1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (6)	0.16
Net realized and unrealized loss on investments	(0.62)
Total from investment operations	(0.46)

Less distributions from:
Net realized gains	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$9.42
Total return (2)	(4.64	)% (5)
Net assets, at end of period	$10.00	.00

Ratio of gross expenses to average net assets (3)(7)	6.59	% (4)
Ratio of net expenses to average net assets (7)	2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	2.65	% (4)
Portfolio Turnover Rate	5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

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QUESTIONS?	Call 1-855-226-3863

PRIVACY NOTICE

Mutual Fund Series Trust

Page 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 855-226-3863 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.CamelotFunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872